--------------------------------------------------------------------------------
                                                                   July 28, 1999

Dear Shareholders:

On June 30, the Fund's closing market price was $4.50, a 10.8% premium over the net asset value per share of $4.06. At a market price of $4.50, annualizing the current monthly dividend of $.0425, the Fund's shares had a current yield of 11.3%. The Fund's monthly dividend has remained stable at $.0425 throughout this volatile period in the high yield market. We must, however continuously remind ourselves that this is a leveraged Fund: not only are market price movements amplified by the leverage, but the income available to pay the common share dividend is also affected by the Fund's leverage. In poor markets, the market value of the portfolio will sink more rapidly than the high yield market as a whole. When short-term interest rates rise, the income available to pay the common share dividend will decline unless there is a corresponding increase in the income from the portfolio. Of course, the reverse is equally true, and as our shareholders know, our Fund has had its fair share of both conditions!

Shareholders can now access information about the Fund at the Fund's new address on the world wide web at www.newamerica-hyb.com. The site includes historical data on the Fund's dividends, share price, net asset value per share and portfolio. In addition, the site has information on how to e-mail the Fund and to reach the Fund's shareholder service agent to check on dividends, share transfers or other information about a shareholder's own account. We believe that the website will provide shareholders with a convenient, fast way to conduct their business with the Fund and to get historical data about their investment in the Fund.

Performance

The Fund's total returns, based on net asset value and reinvestment of dividends, are shown below for the periods ended June 30, 1999. (We also include performance of the shares based on stock price and dividend income.)

                               Total Returns for Periods Ended June 30, 1999 (Unaudited)
                               ---------------------------------------------------------
                                Six Months      One Year             Three Years
                                ----------      --------     ---------------------------
                                                              Cumulative     Avg. Annual
                                                              ----------     -----------
New America High Income
 (NAV and Dividends)*               2.7%         (6.7)%          27.6%          8.5%

Lipper Closed End Leveraged
 High Yield Average*                2.9          (4.4)           26.4           8.1

New America High Income
 (Stock and Dividends)             11.3          (0.6)           25.8           8.0

*Returns are adjusted for dilutive effect of rights offerings as calculated by Lipper Analytical Services, Inc.

Source: Lipper Analytical Services, Inc. and The New America High Income Fund, Inc.

--------------------------------------------------------------------------------

Year 2000 Problem

Your Fund's directors take the Year 2000 Problem very seriously. We have previously reported in great detail the steps that we have taken to make sure that the Fund is as well prepared as it can be. Fortunately, the Fund's own computers and software were manufactured or created long after the Year 2000 Problem was widely recognized and thus are compliant. Neither we, nor anyone else, can be totally confident that our suppliers are equally well prepared. However, our principal service suppliers are major cogs in the financial world and the Fund has their assurances that they will be fully compliant before year-end. Naturally, they also qualify their assurances with a statement that they cannot have 100% confidence that their suppliers will be 100% compliant on January 1, 2000. The Fund is continuing to monitor the progress of its service providers. As of this date, the Fund does not expect to experience significant disruption to our operations due to the Year 2000 Problem.

High Yield Market Update

While the tone of the high-yield market improved markedly during the first quarter of the year, the market experienced some sluggishness and weakness during the quarter ended June 30. From the top down, market participants in general were wary with respect to potential changes in interest rate strategies from the Federal Reserve. Concerns relative to longer term rate outlooks created volatility in the bond, equity and high yield markets, and we expect that these concerns may continue to plague the financial markets given the apparent strength of the economy and possibility of labor shortages.

More specific to the high yield market, investors grew increasingly wary of credit outlooks, as default rates have picked up over the last year. We would note that the commodity sectors in particular have been under pressure, and commercial banks have been loath to continue financing these types of companies, creating a credit crunch for companies in these industries. In fact, the ratings agencies in general have been issuing far more downgrades than upgrades over the past six months. We believe the ratings agencies have donned a more circumspect outlook in part instigated by last fall's market turbulence. Finally, while high yield new issuance has generally lagged last year's pace, during May the level of issuance has increased meaningfully. This increased level of issuance came just as high yield mutual funds began experiencing outflows after several months of inflows. This supply/demand imbalance also pressured the high yield market.

Despite our comments above, we would observe that strong consumer confidence and a firm US economy, alongside improving conditions in Asia, creates a favorable business backdrop for many high yield issuers. With respect to performance, high yield securities in general have outperformed investment grade instruments year to date. The Lehman Aggregate, a broad investment grade index, for instance, showed returns of -1.4% this year relative to gains of 2.2% for the Lehman High Yield index. In both instances, however, returns generated by coupon income were offset by declines in price.

--------------------------------------------------------------------------------

Portfolio Update

With respect to the portfolio, it remains highly diversified with exposure to over 160 different issuers. The average quality of the Fund's holdings was B1/B+, and the average yield to worst (including potential issuer calls) was 10.5% as of June 30. The Fund has exposure to certain US$ denominated foreign issuers (Yankee bonds). Total exposure to these issues (excluding Canadian company exposure of 6.1%) was 4.5%. In general, these issues performed well as global markets rebounded from last fall's confidence crisis. We continue to focus on the underlying fundamentals of the issues we hold, and believe that many of these issues offer attractive long-term return potential.

As always, we appreciate your interest in the Fund.

Sincerely,

[Graphic:                                    [Graphic:
 Signature of Robert F. Birch]                Signature of Catherine A. Smith]

Robert F. Birch                              Catherine A. Smith
President                                    Senior Vice President
The New America High Income Fund, Inc.       Wellington Management Company, LLP

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) (Dollar Amounts in
Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                             Moody's        Value
Amount/Units                                           Rating     (Note 1(a))
-----------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 91.95% (e)
-----------------------------------------------------------------------------
Aerospace and Defense -- 2.64%
$ 2,000      Argo-Tech Corporation, Senior
              Subordinated Notes, 8.625%,
              10/01/07 ...............................  B3          $ 1,850
  3,500      L-3 Communications Corporation,
              Senior Subordinated Notes,
              8.50%, 05/15/08 ........................  B2            3,465
    590      L-3 Communications Corporation,
              Senior Subordinated Notes, 8%,
              08/01/08 ...............................  B2              562
  3,500      Loral Space Communications,
              Senior Notes, 9.50%, 01/15/06 ..........  B1            3,062
  3,775      Moog, Inc., Senior Subordinated
              Notes, 10%, 05/01/06 ...................  B1            3,869
                                                                    -------
                                                                     12,808
                                                                    -------
Automobile -- 5.45%
  7,000      Accuride Corporation, Senior
              Subordinated Notes, 9.25%,
              02/01/08 ...............................  B2            6,895
  2,000      Exide Corp., Senior Notes, 10%,
              04/15/05 ...............................  B1            2,010
  3,500      Federal-Mogul Corporation, Notes,
              7.375%, 01/15/06 (i) ...................  Ba2           3,298
  3,500      Federal-Mogul Corporation, Senior
              Notes, 8.80%, 04/15/07 .................  Ba2           3,536
  1,500      Hayes Lemmerz International, Inc.,
              Senior Subordinated Notes,
              8.25%, 12/15/08 (i) ....................  B2            1,433
  2,000      Hayes Wheels International, Inc.,
              Senior Subordinated Notes,
              9.125%, 07/15/07 .......................  B2            2,020
  3,500      Key Plastics, Inc., Senior
              Subordinated Notes, 10.25%,
              03/15/07 ...............................  B3            3,404
  2,265      LDM Technologies, Inc., Senior
              Subordinated Notes, 10.75%,
              01/15/07 ...............................  B3            2,242
  1,500      Lear Corporation, Subordinated
              Notes, 9.50%, 07/15/06 .................  Ba3           1,549
                                                                    -------
                                                                     26,387
                                                                    -------
Banking -- 2.20%
  1,500      FirstFed Financial Corp., Notes,
              11.75%, 10/01/04 .......................  B2            1,539

Principal                                             Moody's        Value
Amount/Units                                           Rating     (Note 1(a))
-----------------------------------------------------------------------------
$ 4,000      Olympic Financial Ltd., Units,
              Senior Notes, 11.50%, 03/15/07,
              Warrants, exp. 03/15/07 ................  B2          $ 3,360
    710      United Companies Financial
              Corporation, Subordinated,
              Notes, 8.375%, 07/01/05 (c) ............  Ca               36
  7,000      Western Financial Savings Bank,
              Subordinated Capital
              Debentures, 8.875%, 08/01/07 ...........  B2            5,740
                                                                    -------
                                                                     10,675
                                                                    -------
Beverage, Food and Tobacco -- 1.62%
  3,750      Purina Mills, Inc., Senior
              Subordinated Notes, 9%,
              03/15/10 ...............................  Caa1          2,888
  5,000      Vlasic Foods International, Inc.,
              Senior Subordinated Notes,
              10.25%, 07/01/03 (i) ...................  B2            4,931
                                                                    -------
                                                                      7,819
                                                                    -------
Buildings and Real Estate -- 7.62%
  2,580      Aracruz Celulose S.A., Notes,
              10.375%, 01/31/02 (i) ..................  B2            2,451
  2,000      Associated Materials Incorporated,
              Senior Subordinated Notes,
              9.25% 03/01/08 .........................  B2            2,000
  4,000      Beazer Homes USA, Inc., Senior
              Notes, 8.875%, 04/01/08 ................  Ba3           3,810
  5,000      Del Webb Corporation, Senior
              Subordinated Debentures,
              10.25%, 02/15/10 .......................  B2            4,925
  2,500      D.R. Horton, Inc., Senior Notes
              8%, 02/01/09 ...........................  Ba1           2,363
  5,010      Kaufman and Broad Home
              Corporation, Senior
              Subordinated Notes, 9.625%,
              11/15/06 ...............................  B1            5,210
  4,000      The Ryland Group, Inc., Senior
              Subordinated Notes, 8.25%,
              04/01/08 ...............................  B1            3,675
  5,000      Standard Pacific Corp., Senior
              Notes, 8.50%, 06/15/07 .................  Ba2           4,850
  2,000      Standard Pacific Corp., Senior
              Notes, 8%, 02/15/08 ....................  Ba2           1,860
  2,000      Toll Corp., Senior Subordinated
              Notes, 7.75%, 09/15/07 .................  Ba2           1,880

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) -- Continued (Dollar Amounts in Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                            Moody's        Value
Amount/Units                                          Rating     (Note 1(a))
-----------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-----------------------------------------------------------------------------
$ 4,000      U.S. Home Corporation, Senior
              Subordinated Notes, 8.88%,
              08/15/07 ..............................  B1          $ 3,870
                                                                   -------
                                                                    36,894
                                                                   -------
Chemicals, Plastics and Rubber -- 4.39%
   2000      Acetex Corporation, Senior
              Secured Notes, 9.75%,
              10/01/03 ..............................  B1            1,840
  7,000      Arco Chemical Co., Debentures,
              9.80%, 02/01/20 .......................  Ba3           6,767
  1,500      Buckeye Cellulose Corporation,
              Senior Subordinated Notes,
              8.50%, 12/15/05 .......................  Ba3           1,478
  2,010      Huntsman ICI Chemicals, Inc.,
              Senior Subordinated Notes,
              10.125%, 07/01/09 (i) .................  B2            2,028
  2,620      Lyondell Chemical Company,
              Senior Subordinated Notes,
              10.875%, 05/01/09 (i) .................  B2            2,699
  3,500      PCI Chemicals Canada Inc.,
              Senior Secured Notes, 9.25%,
              10/15/07 ..............................  B2            2,870
  1,500      Sovereign Specialty Chemicals,
              Inc., Senior Subordinated Notes,
              9.50%, 08/01/07 .......................  B3            1,508
    340      Sterling Chemicals, Inc., Senior
              Subordinated Notes, 11.75%,
              08/15/06 ..............................  B3              262
  1,000      Texas Petrochemicals Corporation,
              Senior Subordinated Notes,
              11.125%, 07/01/06 .....................  B3              890
  1,000      Texas Petrochemicals Corporation,
              Senior Subordinated Notes,
              Series B, 11.125%, 07/01/06 ...........  B3              890
                                                                   -------
                                                                    21,232
                                                                   -------
Containers, Packaging and Glass -- 5.56%
  1,220      Anchor Glass Container
              Corporation, First Mortgage
              Notes, 11.25%, 04/01/05 ...............  B2            1,257
  3,000      BWAY Corporation, Senior
              Subordinated Notes, 10.25%,
              04/15/07 ..............................  B2            3,120

Principal                                            Moody's        Value
Amount/Units                                          Rating     (Note 1(a))
-----------------------------------------------------------------------------
$ 2,910      Consumers Packaging, Inc.,
              Senior Notes, 9.75%, 02/01/07 (i)......   B1          $ 2,837
  1,000      Container Corporation of America,
              Senior Notes, Series B, 10.75%,
              05/01/02 ..............................   B2            1,051
  4,000      Container Corporation of America,
              Senior Notes, 9.75%, 04/01/03 .........   B2            4,195
  2,500      Corning Consumer Products Co.,
              Senior Subordinated Notes,
              9.625%, 05/01/08 ......................   B3            2,169
  2,000      Domtar Inc., Debentures, 9.50%,
              08/01/16 ..............................   Ba1           2,100
  2,400      Packaging Corporation of America,
              Senior Subordinated Notes,
              9.625%, 04/01/09 (i) ..................   B3            2,436
  6,000      Silgan Corporation, Senior
              Subordinated Debentures, 9%,
              06/01/09 ..............................   B1            5,790
  2,000      Tembec Industries Inc.,
              Guaranteed Senior Notes,
              8.625%, 06/30/09 ......................   Ba3           1,990
                                                                   -------
                                                                    26,945
                                                                   -------
Diversified/Conglomerate Manufacturing -- 3.11%
  2,500      Clark Material Handling Co.,
              Senior Notes, Series D, 10.75%,
              11/15/06 ..............................  B1            2,175
  2,000      Coltec Industries Inc., Senior
              Notes, 7.50%, 04/15/08 ................  Ba2           1,998
  1,500      Henry Company, Senior Notes,
              10%, 04/15/08 .........................  B3            1,388
    500      International Wire Group, Inc.,
              Senior Subordinated Notes,
              Series B, 11.75%, 06/01/05 ............  B3              520
  2,500      International Wire Group, Inc.,
              Senior Subordinated Notes,
              11.75%, 06/01/05 ......................  B3            2,600
    825      Johnstown America Industries,
              Inc., Senior Subordinated Notes,
              Series C, 11.75%, 08/15/05 ............  B3              870
  3,500      Johnstown America Industries,
              Inc., Senior Subordinated Notes,
              11.75%, 08/15/05 ......................  B3            3,692
  1,000      Numatics, Incorporated, Senior
              Subordinated Notes, 9.625%,
              04/01/08 ..............................  B3              885

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) -- Continued (Dollar Amounts in Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                       Moody's        Value
Amount/Units                                     Rating     (Note 1(a))
-----------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-----------------------------------------------------------------------
$ 1,000    Roller Bearing Company of
            America, Senior Subordinated
            Notes, 9.625%, 06/15/07 ............  B3          $   930
                                                              -------
                                                               15,058
                                                              -------
Diversified/Conglomerate Service -- 4.82%
  5,000    Allied Waste North America, Inc.,
            Senior Notes, 7.625%, 01/01/06......  Ba3           4,662
  4,000    DecisionOne Corporation, Senior
            Subordinated Notes, 9.75%,
            08/01/07 (c) .......................  Ca              160
  1,750    DecisionOne Holdings Corp.,
            Units, Senior Discount
            Debentures, 11.50%, 08/01/08
            Warrants, exp. 08/01/07 (c) ........  C                 9
  3,500    Globo Communcacoes e
            Participacoes S.A., Notes,
            10.625%, 12/15/08 (i) ..............  B2            2,485
  2,000    Iron Mountain, Incorporated,
            Senior Notes, 8.75%, 09/30/09 ......  B2            1,960
  2,500    Outdoor Systems, Inc., Senior
            Subordinated Notes, 8.875%,
            06/15/07 ...........................  B1            2,609
  3,000    Pierce Leahy Corp., Senior
            Subordinated Notes, 9.125%,
            07/15/07 ...........................  B3            3,015
  3,000    PSINet Inc., Senior Notes, 10%,
            02/15/05 ...........................  B3            2,985
  2,000    Rogers Communications Inc.,
            Senior Notes, 8.875%, 07/15/07......  B2            2,015
  3,500    United Rentals (North America),
            Inc., Senior Subordinated Notes,
            9%, 04/01/09 (i) ...................  B1            3,439
                                                              -------
                                                               23,339
                                                              -------
Diversified Natural Resources, Metals and Minerals -- 1.29%
  3,000    P&L Coal Holdings Corporation,
             Senior Notes, 8.875%, 05/15/08......  Ba3           3,007
  1,000      P&L Coal Holdings Corporation,
           Senior Subordinated Notes,
             9.625%, 05/15/08 ...................  Ba3             995
  2,200    Pacifica Papers Inc., Senior Notes,
             10%, 03/15/09 (i) ..................  B1            2,244
                                                              -------
                                                                6,246
                                                              -------

Principal                                       Moody's        Value
Amount/Units                                     Rating     (Note 1(a))
-----------------------------------------------------------------------
Electronics -- 6.17%
$ 3,000    Advanced Micro Devices, Inc.
            Senior Secured Notes, 11%,
            08/01/03 ...........................  Ba3         $ 3,030
  4,000    Amkor Technology, Senior Notes,
            9.25%, 05/01/06 (i) ................  Ba3           3,920
  1,000    Amkor Technology, Senior
            Subordinated Notes, 10.50%,
            05/01/09 (i) .......................  B2              960
  2,000    Amphenol Corporation, Senior
            Subordinated Notes, 9.875%,
            05/15/07 ...........................  B2            2,040
  4,515    Fairchild Semiconductor
            Corporation, Senior Subordinated
            Notes, 10.375%, 10/01/07 (i) .......  B3            4,425
  3,000    Integrated Circuit Systems, Inc.,
            Senior Subordinated Notes,
            11.50%, 05/15/09 (i) ...............  B3            2,993
  4,000     Samsung Electronics America,
            Inc., Guaranteed Notes, 9.75%,
            05/01/03 (i) .......................  Ba1           4,080
  2,500    Unisys Corporation, Senior Notes,
            7.875%, 04/01/08 ...................  Ba3           2,506
  2,500    WESCO Distribution, Inc., Senior
            Subordinated Notes, 9.125%,
            06/01/08 ...........................  B2            2,438
  4,000    Zilog, Inc., Senior Secured Notes,
            9.50%, 03/01/05 ....................  B2            3,480
                                                              -------
                                                               29,872
                                                              -------
Farming and Agriculture -- .40%
  1,955    Royster-Clark, Inc., First Mortgage
            Notes, 10.25%, 04/01/09 (i) ........  B2            1,935
                                                              -------
Finance -- .42%
  2,000    Navistar Financial Corporation,
            Senior Subordinated Notes, 9%,
            06/01/02 ...........................  Ba2           2,050
                                                              -------
Furnishings, Housewares, Durable Consumer Products -- 1.52%
  2,500    Nortek, Inc., Senior Notes, 9.25%,
            03/15/07 ...........................  B1            2,488
  3,500    Nortek, Inc., Senior Notes,
            9.125%, 09/01/07 ...................  B1            3,456
  1,405    Simmons Company, Senior
            Subordinated Notes, 10.25%,
            03/15/09 (i) .......................  B3            1,430
                                                              -------
                                                                7,374
                                                              -------

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) -- Continued (Dollar Amounts in Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                        Moody's        Value
Amount/Units                                      Rating     (Note 1(a))
------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
------------------------------------------------------------------------
Grocery -- .15%
$   850    Homeland Stores, Inc., Senior
            Subordinated Notes, 10%,
            08/01/03 ............................  (f)         $   722
                                                               -------
Healthcare, Education and Childcare -- 7.35%
  2,000    Alaris Medical Systems, Inc.,
            Senior Subordinated Notes,
            9.75%, 12/01/05 .....................  B3            1,960
  4,000    Beverly Enterprises, Inc., Senior
            Notes, 9%, 02/15/06 .................  Ba3           3,960
  5,000    Columbia/HCA Healthcare
            Corporation, Notes, 7.25%,
            05/20/08 ............................  Ba2           4,540
  2,500    DJ Orthopedics, LLC, Senior
            Subordinated Notes, 12.625%,
            06/15/09 (i) ........................  B3            2,463
  5,000    Fisher Scientific International Inc.,
            Senior Subordinated Notes, 9%,
            02/01/08 ............................  B3            4,750
  1,595    Kinetic Concepts, Inc., Senior
            Subordinated Notes, 9.625%,
            11/03/07 ............................  B3            1,412
  2,595    Mediq/PRN Life Support Services,
            Inc., Senior Subordinated Notes,
            11%, 06/01/08 .......................  B3            2,024
  2,500    Owens & Minor, Inc., Senior
            Subordinated Notes, 10.875%,
            06/01/06 ............................  B1            2,656
  2,500    Tenet Healthcare Corporation,
            Senior Subordinated Notes,
            8.625%, 01/15/07 ....................  Ba3           2,450
  2,500    Tenet Healthcare Corporation,
            Senior Subordinated Notes,
            8.125%, 12/01/08 ....................  Ba3           2,363
  2,135    Triad Hospitals Holdings, Inc.,
            Senior Subordinated Notes,
            11%, 05/15/09 (i) ...................  B3            2,172
  5,500    Universal Hospital Services, Inc.,
            Senior Notes, 10.25%, 03/01/08.......  B3            4,840
                                                               -------
                                                                35,590
                                                               -------

Principal                                        Moody's        Value
Amount/Units                                      Rating     (Note 1(a))
------------------------------------------------------------------------
Hotels, Motels, Inns and Gaming -- 2.72%
$ 5,000    John Q. Hammons Hotels, L.P.,
            First Mortgage Notes, 8.875%,
            02/15/04 ............................  B2          $ 4,625
  5,000    Hollywood Casino Corporation,
            Senior Secured Notes, 11.25%,
            05/01/07 (i) ........................  B3            5,000
  3,500    Lady Luck Gaming Corporation,
            First Mortgage Notes, 11.875%,
            03/01/01 ............................  B2            3,557
                                                               -------
                                                                13,182
                                                               -------
Leisure, Amusement, Motion Pictures and
Entertainment -- 2.50%
  2,500    Carmike Cinemas, Inc., Senior
            Subordinated Notes, 9.375%,
            02/01/09 (i) ........................  B2            2,424
  3,500    Echostar DBS Corporation, Senior
            Notes, 9.25%, 02/01/06 (i) ..........  B2            3,570
  4,000    Fox/Liberty Networks, LLC, Senior
            Notes, 8.875%, 08/15/07 .............  B1            4,140
  1,000    Loews Cineplex Entertainment
            Corporation, Senior
            Subordinated Notes, 8.875%,
            08/01/08 ............................  B3              955
  1,000    Time Warner Telecom LLC, Senior
            Notes, 9.75%, 07/15/08 ..............  B2            1,030
                                                               -------
                                                                12,119
                                                               -------
Machinery -- 1.26%
  1,585    Grove Worldwide LLC, Senior
            Subordinated Notes, 9.25%,
            05/01/08 ............................  B3            1,173
  2,000    The IT Group, Inc., Senior
            Subordinated Notes, 11.25%,
            04/01/09 (i) ........................  B3            1,900
  2,500    Neenah Corporation, Senior
            Subordinated Notes, 11.125%,
            05/01/07 ............................  B3            2,463
    575    Neenah Corporation, Senior
            Subordinated Notes, 11.125%,
            05/01/07 (i) ........................  B3              566
                                                               -------
                                                                 6,102
                                                               -------

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) -- Continued (Dollar Amounts in Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                       Moody's        Value
Amount/Units                                     Rating     (Note 1(a))
-----------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
-----------------------------------------------------------------------
Mining, Steel, Iron and Non-Precious Metals -- 3.78%
$ 3,000    AK Steel Corporation, Senior
            Notes, 9.125%, 12/15/06 ............  Ba2         $ 3,090
  1,500    Ameristeel Corporation, Senior
            Notes, 8.75%, 04/15/08 .............  Ba3           1,496
  2,500    Armco Inc., Senior Notes, 9%,
            09/15/07 ...........................  B1            2,556
  4,000    Bayou Steel Corporation, First
            Mortgage Notes, 9.50%,
            05/15/08 ...........................  B1            3,900
  1,500    CSN Iron, S.A., Guaranteed
            Notes, 9.125%, 06/01/07 (i) ........  B2            1,132
    970    National Steel Corporation, First
            Mortgage Bonds, 9.875%,
            03/01/09 ...........................  Ba3             989
  3,640    Weirton Steel Corporation, Senior
            Notes, 11.375%, 07/01/04 ...........  B2            3,567
  1,625    Wells Aluminum Corporation,
            Senior Notes, 10.125%,
            06/01/05 ...........................  B2            1,568
                                                              -------
                                                               18,298
                                                              -------
Oil and Gas -- 4.81%
  5,000    Abraxas Petroleum Corporation,
            Senior Notes, 11.50%, 11/01/04......  Caa2          3,125
  4,225    Clark Refining and Marketing, Inc.,
            Senior Notes, 8.375%, 11/15/07......  Ba3           3,866
  5,000    Costilla Energy, Inc., Senior Notes,
            10.25%, 10/01/06 (c) ...............  Caa3          1,450
  5,000    Frontier Oil Corporation, Senior
            Notes, 9.125%, 02/15/06 ............  B1            4,775
  1,000    Kelley Oil & Gas Corporation,
            Senior Subordinated Notes,
            10.375%, 10/15/06 ..................  Ca              570
  2,000    Plains Resources Inc., Senior
            Subordinated Notes, 10.25%,
            03/15/06 ...........................  B2            2,030
  5,000    RAM Energy, Inc., Senior Notes,
            11.50%, 02/15/08 ...................  Caa1          2,600
1,760      RBF Finance Co., Senior Secured
            Notes, 11%, 03/15/06 (i) ...........  Ba3           1,795
  3,500    Tuboscope Inc., Senior Notes,
            7.50%, 02/15/08 ....................  Ba2           3,082
                                                              -------
                                                               23,293
                                                              -------

Principal                                       Moody's        Value
Amount/Units                                     Rating     (Note 1(a))
-----------------------------------------------------------------------
Personal and Non-Durable Consumer Products -- 1.31%
$ 1,500    American Pad and Paper
            Company of Delaware, Inc.,
            Senior Subordinated Notes,
            13%, 11/15/05 ......................  Caa1        $   945
  2,680    Polaroid Corporation, Notes,
            11.50%, 02/15/06 ...................  Ba3           2,841
  3,000    True Temper Sports, Inc. Senior
            Subordinated Notes, 10.875%,
            12/01/08 (i) .......................  B3            2,550
                                                              -------
                                                                6,336
                                                              -------
Personal Transportation -- 1.14%
  2,430    Hermes Europe Railtel B.V.,
            Senior Notes, 11.50%, 08/15/07......  B3            2,545
  3,500    Valujet, Inc., Senior Notes,
            10.25%, 04/15/01 ...................  B3            2,975
                                                              -------
                                                                5,520
                                                              -------
Printing, Publishing and Broadcasting -- 11.44%
  2,500    Adelphia Communications
            Corporation, Senior Notes,
            9.875%, 03/01/07 ...................  B1            2,612
  4,050    Adelphia Communications
            Corporation, Senior Notes,
            8.375%, 02/01/08 ...................  B1            3,908
  2,500    Allbritton Communications
            Company, Senior Subordinated
            Notes, 8.875%, 02/01/08 ............  B3            2,388
  1,250    APP International Finance
            Company B.V., Guaranteed
            Secured Notes, 11.75%,
            10/01/05 ...........................  Caa1            975
    800    Big Flower Press Holdings, Inc.,
            Senior Subordinated Notes,
            8.875%, 07/01/07 ...................  B2              752
  2,500    Big Flower Press Holdings, Inc.,
            Senior Subordinated Notes,
            8.625%, 12/01/08 ...................  B2            2,300
  2,500    Boise Cascade Corp., Debentures,
            9.45%, 11/01/09 ....................  Baa3          2,739
  2,000    Century Communications Corp.,
            Senior Notes, 8.875%, 01/15/07......  Ba3           1,995
  2,500    Chancellor Media Corporation of
            Los Angeles, Senior Subordinated
            Notes, 9.375%, 10/01/04 ............  B1            2,544

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) -- Continued (Dollar Amounts in Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                           Moody's           Value
Amount/Units                                         Rating        (Note 1(a))
------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
------------------------------------------------------------------------------
$ 1,500      Chancellor Media Corporation of
              Los Angeles, Senior Subordinated
              Notes, 8.125%, 12/15/07 ..............  B1             $ 1,448
  2,250      CSC Holdings, Inc., Senior
              Debentures, Series B, 8.125%,
              08/15/09 .............................  Ba2              2,258
  5,000      Doman Industries Limited, Senior
              Notes, 8.75%, 03/15/04 ...............  B3               3,100
  2,500      Doman Industries Limited, Senior
              Secured Notes, 12%, 07/01/04 (i)......  B3               2,400
  2,500      Lin Television Corporation, Senior
              Subordinated Notes, 8.375%,
              03/01/08 .............................  B2               2,400
  2,000      Mail-Well I Corporation, Senior
              Subordinated Notes, 8.75%,
              12/15/08 .............................  B1               1,940
  2,500      Multicanal S.A., Notes, 9.25%,
              02/01/02 .............................  Ba3              2,175
  2,500      Pindo Deli Finance Mauritius
              Limited, Guaranteed Senior
              Notes, 10.75%, 10/01/07 ..............  Caa1             1,713
  2,000      PRIMEDIA Inc., Senior Notes,
              7.625%, 04/01/08 .....................  Ba3              1,900
  1,500      Repap New Brunswick Inc.,
              Second Priority Senior Secured
              Notes, 10.625%, 04/15/05 .............  Caa1             1,204
  3,000      Rifkin Acquisition Partners,
              L.L.L.P., Senior Subordinated
              Notes, 11.125%, 01/15/06 .............  B3               3,319
  2,500      Sullivan Graphics, Inc., Senior
              Subordinated Exchange Notes,
              12.75%, 08/01/05 .....................  Caa1             2,575
  2,500      Sun Media Corporation, Senior
              Subordinated Notes, 9.50%,
              02/15/07 .............................  B1               2,587
  6,255      World Color Press, Inc., Senior
              Subordinated Notes 8.375%,
              11/15/08 .............................  B1               6,161
                                                                     -------
                                                                      55,393
                                                                     -------
Telecommunications -- 7.35%
  1,250      American Mobile Satellite
              Corporation, Senior Notes,
              12.25%, 04/10/08 .....................  (f)                956

Principal                                           Moody's           Value
Amount/Units                                         Rating        (Note 1(a))
------------------------------------------------------------------------------
$ 1,500      BTI Telecom Corp., Senior Notes,
              10.50%, 09/15/07 .....................  B3             $ 1,283
  3,500      Charter Communications Holdings,
              LLC, Senior Notes, 8.25%,
              04/01/079 (i) ........................  B2               3,334
  2,000      FLAG Limited, Senior Notes,
              8.25%, 01/30/08 ......................  Ba3              1,880
  1,500      GST Network Funding Inc., Senior
              Secured Discount Exchange
              Notes, 10.50%, 05/01/08 (g)(i) .......  (f)                863
  3,500      Hyperion Telecommunications,
              Inc., Senior Secured Notes,
              12.25%, 09/01/04 .....................  B3               3,692
  3,000      Innova, S. de R.L., Senior
              Exchange Notes, 12.875%,
              04/01/07 .............................  B3               2,370
  1,500      Intermedia Communications Inc.,
              Senior Notes, 8.50%, 01/15/08 ........  B2               1,384
  2,000      Intermedia Communications Inc.,
              Senior Notes, 8.875%, 11/01/07........  B2               1,895
  5,000      McLeodUSA Incorporated, Senior
              Notes, 9.25%, 07/15/07 ...............  B2               4,975
  3,000      Optel, Inc., Senior Notes, 11.50%,
              07/01/08 .............................  B3               2,220
  1,950      RSL Communications, PLC, Senior
              Notes, 9.875%, 11/15/09 (i) ..........  B2               1,843
  2,000      Rogers Cantel Inc., Senior
              Secured Debentures, 9.75%,
              06/01/16 .............................  Ba3              2,175
  1,000      Rogers Cantel Inc., Senior
              Secured Notes, 8.30%,
              10/01/07 .............................  Ba3                990
  2,500      Tevecap S.A., Senior Notes,
              12.625%, 11/26/04 ....................  Caa1             1,550
  3,000      Verio, Inc., Senior Notes, 11.25%,
              12/01/08 (i) .........................  B3               3,142
  1,000      Winstar Equipment II Corp.,
              Guaranteed Senior Secured
              Exchange Notes, 12.50%,
              03/15/04 .............................  B3               1,050
                                                                     -------
                                                                      35,602
                                                                     -------
Textiles and Leather -- .50%
  2,500      WestPoint Stevens, Inc., Senior
              Notes, 7.875%, 06/15/08 ..............  Ba3              2,409
                                                                     -------

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) -- Continued (Dollar Amounts in Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                      Moody's        Value
Amount/Units                                    Rating     (Note 1(a))
----------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
----------------------------------------------------------------------
Utilities -- .43%
$ 2,000      Texas-New Mexico Power
              Company, Secured Debentures,
              10.75%, 09/15/03 ...............  Baa3        $  2,089
                                                            --------
             Total Corporate Debt Securities
              (Total cost of $480,511)..............         445,289
                                                            --------

 Shares
----------------------------------------------------------------------
PREFERRED STOCK -- .44% (e)
----------------------------------------------------------------------
Banking -- 0.00%
 57,935      WestFed Holdings, Inc.,
              Cumulative, Series A, Preferred
              Stock, 15.50% (a)(d)(h) .......... (f)          $    0
Hotels, Motels, Inns and Gaming -- .01%
 30,000      Fitzgeralds Gaming Corporation,
              Cumulative Preferred Stock,
              15% ..............................  ca              60
Machinery -- .29%
  1,350      Fairfield Manufacturing Company,
              Inc., Cumulative Exchangeable
              Preferred Stock, 11.25% .......... (f)           1,382
Personal, Food and Miscellaneous Services -- .14%
    275      SF Holdings Group, Inc.,
              Exchangeable Preferred Stock,
              13.75% ........................... (f)             605
     36      SF Holdings, Group, Inc.,
              Exchangeable Preferred Stock,
              13.75% (i) ....................... (f)              79
                                                              ------
                                                                 684
                                                              ------
             Total Preferred Stock
              (Total cost of $10,398)...........               2,126
                                                              ------

                                                        Value
 Shares                                              (Note 1(a))
----------------------------------------------------------------
COMMON STOCK and WARRANTS -- .08% (e)
----------------------------------------------------------------
   555     American Mobile Satellite
            Corporation, Warrants, exp.
            04/01/08 (h)(i) .........................  $    22
12,500     Benedek Communications
            Corporation, Warrants, exp.
            07/01/07 (b)(h) .........................       25
   515     Concentric Network Corporation,
            Warrants, exp. 12/15/07 (h)(i) ..........      180
37,620     Fitzgeralds Gaming Corporation,
            Common Stock (h) ........................        4
 1,500     MGC Communications, Inc.,
            Warrants, exp. 10/01/04 (h)(i) ..........      174
10,175     SF Holdings Group, Inc., Class C,
            Common Stock (h)(i) .....................        1
27,474     WestFed Holdings, Inc., Series B,
            Common Stock (a)(d)(h) ..................        0
                                                       -------
           Total Common Stock and Warrants
            (Total cost of $295).....................      406
                                                       -------

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments -- June 30, 1999 (Unaudited) -- Continued (Dollar Amounts in Thousands)
================================================================================
--------------------------------------------------------------------------------

Principal                                              Value
Amount                                              (Note 1(a))
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.14% (e)
---------------------------------------------------------------
 $20,057       Paribas Corporation, Repurchase
                Agreement, 4.83%, 07/01/99,
                (Collateral U.S. Treasury Bond,
                11.875%, 11/15/03, $16,508
                principal) .......................   $ 20,057
                                                     --------
               Total Short-Term Investments
                (Total cost of $20,057) ..........     20,057
                                                     --------
TOTAL INVESTMENTS (Total cost of $511,261)           $467,878
                                                     ========

(a)  Denotes issuer is in bankruptcy proceedings.

(b) Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at June 30, 1999 was $25 or .01% of total assets.

(c) Non-income producing security which is on non-accrual and/or has defaulted on interest payments.

(d) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at June 30, 1999 was $0.

(e)  Percentages indicated are based on total assets of $484,291.

(f)  Not rated.

(g) Security is a step interest bond. Interest on these bonds accrue based upon the effective interest rate.

(h)  Non-income producing.

(i) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $85,634 as of June 30, 1999.

                     The accompanying notes are an integral
                       part of these financial statements.

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------


Balance Sheet
June 30, 1999 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

Assets: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
 cost of $511,261, see Schedule of Investments
 and Notes 1 and 2) ..............................     $467,878
INTEREST RATE SWAP, at fair value
 (Note 7) ........................................        1,486
RECEIVABLES:
 Investment securities sold ......................        2,951
 Interest and dividends ..........................       11,884
PREPAID EXPENSES .................................           92
                                                       --------
  Total assets ...................................     $484,291
                                                       --------
Liabilities:
PAYABLES:
 Investment securities purchased .................     $  3,353
 Dividend payable on common stock ................          404
 Dividend payable on preferred stock .............          379
ACCRUED EXPENSES (Note 3) ........................          336
                                                       --------
  Total liabilities ..............................     $  4,472
                                                       --------
Net Assets:
AUCTION TERM PREFERRED STOCK:
 $1.00 par value, 1,000,000 shares authorized,
  8,400 shares issued and outstanding,
  liquidation preference of $25,000 per share
  (Notes 5 and 6) ................................     $210,000
                                                       --------
COMMON STOCK:
 $0.01 par value, 200,000,000 shares authorized,
  66,402,303 shares issued and outstanding .......     $    664
CAPITAL IN EXCESS OF PAR VALUE ...................      367,768
UNDISTRIBUTED NET INVESTMENT INCOME
 (Note 2) ........................................        3,300
ACCUMULATED NET REALIZED LOSS FROM
 SECURITIES TRANSACTIONS (Note 2) ................      (60,016)
NET UNREALIZED DEPRECIATION ON
 INVESTMENTS AND INTEREST RATE SWAPS .............      (41,897)
                                                       --------
 Net assets applicable to common stock
  (Equivalent to $4.06 per share, based on
  66,402,303 shares outstanding) .................     $269,819
                                                       --------
Total Net Assets .................................     $479,819
                                                       ========

Statement of Operations
For the Year Ended
June 30, 1999 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

Investment Income: (Note 1) (Dollars in thousands, except per share amounts)
 Interest income ..........................................     $ 23,346
 Dividend income ..........................................          348
 Other income .............................................          170
                                                                --------
  Total investment income .................................     $ 23,864
                                                                --------
Expenses:
Cost of leverage:
 Preferred and auction fees ...............................     $    244
                                                                --------
  Total cost of leverage ..................................     $    244
                                                                --------
Professional services expenses:
 Management fees (Note 3) .................................     $    612
 Custodian and transfer agent fees ........................          141
 Legal fees ...............................................           63
 Audit fees ...............................................           32
                                                                --------
  Total professional services expenses ....................     $    848
                                                                --------
Administrative expenses:
 General administrative fees ..............................     $    174
 Directors' fees ..........................................          109
 Miscellaneous expenses ...................................           44
 NYSE fees ................................................           28
 Shareholder meeting expenses .............................           19
                                                                --------
  Total administrative expenses ...........................     $    374
                                                                --------
  Total expenses ..........................................     $  1,466
                                                                --------
  Net investment income ...................................     $ 22,398
                                                                --------
Realized and Unrealized Gain (Loss) on Investment Activities:
 Realized loss on investments, net ........................     $(20,085)
                                                                --------
 Change in net unrealized depreciation on investments .....     $  9,687
 Unrealized change on interest rate swap
  agreements (net of unrealized cumulative
  transition loss of $3,123) ..............................        1,486
                                                                --------
  Total change in net unrealized depreciation on
   investments and interest rate swaps ....................     $ 11,173
                                                                --------
  Net loss on investments .................................     $ (8,912)
                                                                --------
  Net increase in net assets resulting from operations ....     $ 13,486
                                                                --------
Cost of Preferred Leverage:
 Distributions to preferred stockholders ..................     $ (5,292)
 Net swap settlement disbursements (Note 7) ...............         (511)
                                                                --------
  Total cost of preferred leverage ........................     $ (5,803)
                                                                --------
 Net increase in net assets resulting from operations
  less cost of preferred leverage .........................     $  7,683
                                                                ========
Amount Available for Distribution to Common Stockholders
 Net investment income ....................................     $ 22,398
  Total cost of preferred leverage ........................       (5,803)
                                                                --------
  Net amount available for distribution to common
   stockholders ...........................................     $ 16,595
                                                                ========

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
================================================================================
--------------------------------------------------------------------------------

                                                                                       Six Months Ended
                                                                                        June 30, 1999      For the Year Ended
                                                                                         (Unaudited)       December 31, 1998
                                                                                       ----------------    ------------------
From Operations: (Dollars in thousands, except per share amounts)
 Net investment income ..............................................................      $ 22,398             $ 43,927
 Realized gain (loss) on investments, net ..... .....................................       (20,085)               4,849
 Change in net unrealized depreciation on investments and other financial
  instruments .......................................................................        11,173              (55,251)
                                                                                           --------             --------
  Net increase (decrease) in net assets resulting from operations ..... .............      $ 13,486             $ (6,475)
                                                                                           --------             --------
From Fund Share Transactions:
 Proceeds from sale of Auction Term Preferred Stock Series D (2,400 shares), net
  of $729 of offering costs and sales load (Note 5)                                        $     --             $ 59,271
 Proceeds from rights offering (16,241,851 shares), net of $297 of offering costs
  (Note 11)                                                                                      --               76,365
 Net asset value of 638,284 shares and 1,068,852 shares issued to common
  stockholders for reinvestment of dividends in 1999 and 1998, respectively .........         2,695                5,140
                                                                                           --------             --------
  Increase in net assets resulting from fund share transactions .....................      $  2,695             $140,776
                                                                                           --------             --------
Distributions to Stockholders:
 Preferred dividends ($630 and $1,263 per share, respectively) ......................      $ (5,292)            $(10,607)
 Net swap settlement disbursements ..................................................          (511)                 (49)
 Common Dividends:
  From net investment income ($.21 and $.54 per share in 1999 and 1998,
   respectively) ....................................................................       (14,077)             (33,641)
  In excess of net investment income ($0 and $0 per share in 1999 and 1998,
   respectively) ....................................................................            --                 (111)
                                                                                           --------             --------
  Decrease in net assets resulting from distributions to stockholders ...............      $(19,880)            $(44,408)
                                                                                           --------             --------
Total net increase (decrease) in net assets .........................................      $ (3,699)            $ 89,893
                                                                                           --------             --------
Net Assets Applicable to Common and Preferred Stock:
 Beginning of period ................................................................      $483,518             $393,625
                                                                                           --------             --------
 End of period (Including $3,300 and $782 of undistributed net investment
  income at June 30, 1999 and December 31, 1998, respectively) ......................      $479,819             $483,518
                                                                                           ========             ========

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period
================================================================================
--------------------------------------------------------------------------------

                                   For the
                                  Six Months
                                    Ended
                                June 30, 1999                          For the Years Ended December 31,
                                 (Unaudited)      1998 (d)    1997 (d)     1996       1995       1994 (c)      1993     1992 (a)
                                -------------     --------    --------     ----       ----       --------      ----     --------
NET ASSET VALUE:
 Beginning of period .........      $ 4.16         $  5.03     $ 4.94     $ 4.71     $ 4.13      $  5.15      $ 4.32     $ 3.79
                                    ------         -------     ------     ------     ------      --------     ------     ------
NET INVESTMENT INCOME                  .34             .71#       .70#       .69        .67          .72#        .59        .57
NET REALIZED AND
 UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND
 OTHER FINANCIAL
 INSTRUMENTS .................        (.14)           (.81)#      .25#       .22        .62         (.82)#       .89        .57
                                    ------         -------     ------     ------     ------      -------      ------     ------
  TOTAL FROM
   INVESTMENT
   OPERATIONS ................         .20            (.10)       .95        .91       1.29         (.10)       1.48       1.14
                                    ------         -------     ------     ------     ------      -------      ------     ------
DISTRIBUTIONS:
 Dividends from net
  investment income:
  To preferred
   stockholders
   (including
   net swap settlement
   receipts/payments) ........        (.09)           (.17)      (.16)      (.16)      (.17)        (.17)       (.05)      (.06)
  To common
   stockholders ..............        (.21)           (.54)      (.53)      (.52)      (.50)        (.53)       (.53)      (.55)
 Dividends in excess of
  net investment income:
  To common
  stockholders ...............          --              --       (.01)        --       (.04)          --        (.07)        --
 Returns of capital:
  To common
  stockholders ...............          --              --         --         --         --           --          --         --
                                    ------         -------     ------     ------     ------      -------      ------     ------
  TOTAL
   DISTRIBUTIONS .............        (.30)           (.71)      (.70)      (.68)      (.71)        (.70)       (.65)      (.61)
                                    ------         -------     ------     ------     ------      -------      ------     ------
Effect of rights offering and
 related expenses; and
 Auction Term Preferred
 Stock offering costs and
 sales load ..................          --            (.06)      (.16)        --         --         (.22)         --         --
                                    ------         -------     ------     ------     ------      -------      ------     ------
NET ASSET VALUE:
 End of period ...............      $ 4.06         $  4.16     $ 5.03     $ 4.94     $ 4.71      $  4.13      $ 5.15     $ 4.32
                                    ======         =======     ======     ======     ======      =======      ======     ======
PER SHARE MARKET VALUE:
 End of period ...............      $ 4.50         $  4.25     $ 5.63     $ 5.13     $ 4.75      $  4.00      $ 5.13     $ 4.13
                                    ======         =======     ======     ======     ======      =======      ======     ======
TOTAL INVESTMENT RETURN+             11.31%         (15.15)%    21.97%     19.89%     33.50%      (11.88)%     40.08%     29.70%
                                    ======         =======     ======     ======     ======      =======      ======     ======

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period -- Continued
================================================================================
--------------------------------------------------------------------------------

                                        For the
                                       Six Months
                                         Ended
                                     June 30, 1999
                                      (Unaudited)
                                     -------------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b)                   $269,819
                                       ========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) ........................    $210,000
                                       ========
TOTAL NET ASSETS, END
 OF PERIOD (b) ....................    $479,819
                                       ========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets**                    --
 Ratio of preferred and
  other debt expenses to
  average net assets** ............         .18%*
 Ratio of operating
  expenses to average
  net assets** ....................         .90%*
 Ratio of litigation settlement
  expense to average net
  assets** ........................          --
                                       --------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS**                   1.08%*
                                       ========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** .....................       16.45%*
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET
 ASSETS APPLICABLE
 TO COMMON AND
 PREFERRED STOCK ..................         .61%*
PORTFOLIO TURNOVER
 RATE .............................       69.94%*

                                                             For the Years Ended December 31,
                                       1998 (d)      1997 (d)        1996          1995        1994 (c)        1993
                                       --------      --------        ----          ----        --------        ----
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b)                   $273,518      $243,625      $176,408      $164,823      $141,590      $130,673
                                       ========      ========      ========      ========      ========      ========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) ........................    $210,000      $ 150,000     $100,000      $100,000      $100,000      $ 35,000
                                       ========      ========      ========      ========      ========      ========
TOTAL NET ASSETS, END
 OF PERIOD (b) ....................    $483,518      $393,625      $276,408      $264,823      $241,590      $165,673
                                       ========      ========      ========      ========      ========      ========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets**                    --            --            --            --           .01%         1.83%
 Ratio of preferred and
  other debt expenses to
  average net assets** ............         .14%          .13%          .16%          .18%          .22%          .51%
 Ratio of operating
  expenses to average
  net assets** ....................         .82%          .92%         1.16%         1.39%         1.31%         2.01%
 Ratio of litigation settlement
  expense to average net
  assets** ........................          --            --            --           .80%           --            --
                                       --------      --------      --------      --------      --------      --------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS**                    .96%         1.05%         1.32%         2.37%         1.54%         4.35%
                                       ========      ========      ========      ========      ========      ========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** .....................       15.22%        13.86%        14.36%        14.61%        15.89%        11.86%
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET
 ASSETS APPLICABLE
 TO COMMON AND
 PREFERRED STOCK ..................         .58%          .66%          .83%         1.44%          .89%         3.38%
PORTFOLIO TURNOVER
 RATE .............................      124.67%       108.84%        53.45%        62.66%        58.56%        85.76%

                                    For the Years
                                        Ended
                                       December
                                         31,
                                       1992 (a)
                                    -------------
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO COMMON STOCK (b)                  $107,897
                                      ========
NET ASSETS, END OF
 PERIOD, APPLICABLE
 TO PREFERRED
 STOCK (b) ........................   $ 35,000
                                      ========
TOTAL NET ASSETS, END
 OF PERIOD (b) ....................   $142,897
                                      ========
EXPENSE RATIOS:
 Ratio of interest expense
  to average net assets**                 3.95%
 Ratio of preferred and
  other debt expenses to
  average net assets** ............        .87%
 Ratio of operating
  expenses to average
  net assets** ....................       1.63%
 Ratio of litigation settlement
  expense to average net
  assets** ........................         --
                                      --------
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET ASSETS**                  6.45%
                                      ========
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE
 NET ASSETS** .....................      13.49%
RATIO OF TOTAL EXPENSES
 TO AVERAGE NET
 ASSETS APPLICABLE
 TO COMMON AND
 PREFERRED STOCK ..................       4.82%
PORTFOLIO TURNOVER
 RATE .............................     129.86%

(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP, the Fund was advised by Ostrander Capital Management, L.P.
(b)  Dollars in thousands.
(c) The Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.
(d) As discussed in Note 5, the Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.
  *  Annualized.
 ** Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994, March 1997 and March 1998 rights offerings.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Information Regarding
Senior Securities
================================================================================
--------------------------------------------------------------------------------

                                          June 30, 1999
                                           (Unaudited)
                                          -------------
TOTAL AMOUNT OUTSTANDING:
 Notes .................................   $         --
 Preferred Stock .......................    210,000,000
 Short-term Loan .......................             --
ASSET COVERAGE:
 Per Note (1) ..........................   $         --
 Per Preferred Stock Share (2) .........         57,121
 Per $1,000 of Short-term Loan (1) .....             --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .............   $     25,000
APPROXIMATE MARKET VALUE:
 Per Note ..............................   $         --
 Per Preferred Stock Share (3) .........         25,000
 Per $1,000 of Short-term Loan .........             --

                                                                       As of December 31,
                                               1998            1997            1996            1995            1994
                                           ------------    ------------    ------------    ------------    ------------
TOTAL AMOUNT OUTSTANDING:
 Notes .................................   $         --    $         --    $         --    $         --    $         --
 Preferred Stock .......................    210,000,000     150,000,000     100,000,000     100,000,000     100,000,000
 Short-term Loan .......................             --              --              --              --              --
ASSET COVERAGE:
 Per Note (1) ..........................   $         --    $         --    $         --    $         --    $         --
 Per Preferred Stock Share (2) .........         57,562          65,604          69,102          66,206          60,398
 Per $1,000 of Short-term Loan (1) .....             --              --              --              --              --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .............   $     25,000    $     25,000    $     25,000    $     25,000    $     25,000
APPROXIMATE MARKET VALUE:
 Per Note ..............................   $         --    $         --    $         --    $         --    $         --
 Per Preferred Stock Share (3) .........         25,000          25,000          25,000          25,000          25,000
 Per $1,000 of Short-term Loan .........             --              --              --              --              --

                                         As of December
                                               31,
                                              1993
                                         --------------
TOTAL AMOUNT OUTSTANDING:
 Notes .................................   $        --
 Preferred Stock .......................    35,000,000
 Short-term Loan .......................    45,000,000
ASSET COVERAGE:
 Per Note (1) ..........................   $        --
 Per Preferred Stock Share (2) .........       473,351
 Per $1,000 of Short-term Loan (1) .....         4,682
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .............   $   100,000
APPROXIMATE MARKET VALUE:
 Per Note ..............................   $        --
 Per Preferred Stock Share (3) .........       100,000
 Per $1,000 of Short-term Loan .........         1,000

                                                As of December 31,
                                                       1992
                                                ------------------
TOTAL AMOUNT OUTSTANDING:
 Notes .....................................       $45,490,000
 Preferred Stock ...........................        35,000,000
 Short-term Loan ...........................                --
ASSET COVERAGE:
 Per Note (1) ..............................       $     4,141
 Per Preferred Stock Share (2) .............           408,277
 Per $1,000 of Short-term Loan (1) .........                --
INVOLUNTARY LIQUIDATION PREFERENCE:
 Preferred Stock Share (3) .................       $   100,000
APPROXIMATE MARKET VALUE:
 Per Note ..................................       $     1,000
 Per Preferred Stock Share (3) .............           100,000
 Per $1,000 of Short-term Loan .............                --

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amounts by the number of Notes outstanding.

(2) Calculated by subtracting the Fund's total liabilities (including the Notes but not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(3)  Plus accumulated and unpaid dividends.

                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 1999 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

(1) Significant Accounting and Other Policies

     The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

     The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

     See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

     (a) Valuation of Investments--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $4,919,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

     (b) Interest and Dividend Income--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Market discounts or premiums on corporate debt securities are not amortized for financial statement purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

     (c) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
June 30, 1999 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) Tax Matters and Distributions

     At June 30, 1999, the total cost of securities (excluding temporary cash investments) for federal income tax purposes was approximately $491,204,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $4,185,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $46,082,000. Net unrealized loss for tax purposes at June 30, 1999 was approximately $41,897,000.

     At December 31, 1998, the Fund had approximate capital loss carryovers available to offset future capital gain, if any, to the extent provided by regulations:

 Carryover Available      Expiration Date
---------------------   ------------------
  $34,426,000            December 31, 1999
    2,227,000            December 31, 2002
  -----------
  $36,653,000
  ===========

     To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

     Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

     In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 1998, the Fund has reclassified approximately $893,000 primarily related to amortization of market discounts on corporate bonds and gains on foreign currency transactions from accumulated net realized loss from securities transactions to undistributed net investment income. In addition, the Fund has reclassified approximately $42,432,000, primarily related to the expiration of unused capital loss carryovers from accumulated net realized loss from securities transactions to capital in excess of par value.

     The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds and the recognition of interest income on corporate bonds that have defaulted on their interest payments.

(3) Investment Advisory Agreement

     Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $612,000 in management fees during the six months ended June 30, 1999. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($269.8 million at June 30, 1999). At June 30, 1999, the fee payable to the Investment Advisor was approximately $101,000, which was included in accrued expenses on the accompanying balance sheet.

(4) Forward Foreign Currency Contract

     The Fund has in the past entered into forward foreign currency contracts in connection with the purchase and sale of foreign investments but does not expect to enter into any in the future. All commitments were marked to market at the applicable exchange rates and any unrealized gains or losses were recorded in the Fund's financial statements. The aggregate principal amounts of the contracts were not recorded in the financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
June 30, 1999 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

transaction or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 1999 there were no forward foreign currency contracts outstanding.

(5) Auction Term Preferred Stock (ATP)

     On January 4, 1994, the Fund issued 1,200 shares of Series A ATP and 800 shares of Series B ATP. The underwriting discount of $1,500,000 and offering expenses of $336,000 associated with the ATP offering were recorded as a reduction of the capital in excess of par value on common stock. On May 6, 1997, the Fund issued 2,000 shares of Series C ATP. The underwriting discount of $437,500 and offering expenses of $297,000 were recorded as a reduction of the capital in excess of par value on common stock. On May 20, 1998, the Fund issued 2,400 shares of Series D ATP. The underwriting discount of $510,000 and offering expenses of $219,000 were recorded as a reduction of the capital in excess of par value on common stock. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 4.88% to 5.85% for the six months ended June 30, 1999.

     The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act.

(6) ATP Auction-Related Matters

     Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

     After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of
 .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $244,000 for service charges through June 30, 1999. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(7) Interest Rate Swaps

     The Fund entered into four interest payment swap arrangements with BankBoston, N.A. (BBNA) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to each of the Swap Arrangements the Fund makes payments to BBNA on a monthly basis at fixed annual rates. In exchange for such payments BBNA makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 4.80% to 5.62% for the six months ended June 30, 1999. The effective date,

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
June 30, 1999 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

notional amount, maturity and fixed rates of the swaps are as follows:

                Notional                   Fixed
 Effective      Contract                   Annual
    Date         Amount       Maturity     Rate
10/7/97       $20 million     10/7/02      6.07%
 6/2/98       $15 million      6/2/03      5.90%
12/7/98       $25 million     12/7/03      5.58%
 2/8/99       $65 million      2/7/04      5.83%

     Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

     Until December 31, 1998, the Fund followed hedge accounting (off-balance-sheet) with respect to the swap agreements and settled the net amount receivable or payable from each party every 30 days. For the six months ended June 30, 1999, the Fund's obligations under the swap agreements were more than the amount received from BBNA by approximately $511,000 and is included in the accompanying statement of operations.

     In January 1999, the Fund adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. The effect of adoption on the Fund's net asset value per share was a decrease of approximately $0.05 per share.

     The estimated fair value of the interest rate swap agreements at the date of adoption amounted to approximately $3,123,000 unrealized loss. This amount has been recorded as a reduction to the cost of the interest rate swap agreements, with a corresponding transition adjustment recorded in "Change in net unrealized depreciation on investments." The estimated fair value of the interest rate swap agreements at June 30, 1999 amounted to approximately $1,486,000 and is presented in the accompanying balance sheet.

(8) Repurchase Agreements

     At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

     The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(9) Purchase and Sales of Securities

     Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 1999 were as follows:

Purchases of securities                                           $163,774,000
Sales of securities                                               $159,049,000

(10) Certain Transactions

     A partner of Goodwin, Procter & Hoar, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately

                    The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements--Continued
June 30, 1999 (Unaudited)
================================================================================
--------------------------------------------------------------------------------

$60,000 for the six months ended June 30, 1999. The Fund paid approximately $119,000 during the six months ended June 30, 1999 to two officers of the Fund for the provision of certain administrative services.

(11) Rights Offering

     The Fund issued to stockholders of record as of the close of business on February 10, 1998, rights to subscribe for an aggregate of 16,241,851 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $4.72 per share one share for each right held. The subscription price was 92% of the average of the last reported sales price of the Fund's Common Stock on the New York Stock Exchange on March 18, 1998, the expiration date and the nine preceding business days. On March 25, 1998, the Fund completed its rights offering. Proceeds of approximately $76,662,000 and shares of 16,241,851 were recorded. In addition, the deferred offering expense balance of $297,000 was netted against the rights offering proceeds.

--------------------------------------------------------------------------------

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------


================================================================================
--------------------------------------------------------------------------------

Directors

Robert F. Birch

Joseph L. Bower

Richard E. Floor

Bernard J. Korman

Franco Modigliani

Ernest E. Monrad


Officers
Robert F. Birch - President

Ellen E. Terry - Vice President, Treasurer

Richard E. Floor - Secretary


Investment Advisor

Wellington Management Company, LLP
75 State Street
Boston, MA 02109


Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400


Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

                       THIS PAGE INTENTIONALLY LEFT BLANK

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                     The New
                                     America
                                   High Income
                                   Fund, Inc.

[Graphic:      ----------------------------------------------
 New America   Semi-Annual
   H I G H     ----------------------------------------------
 I N C O M E   Report
   F U N D]    ----------------------------------------------
               June 30, 1999
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